Exhibit 99.1


SUBJECT TO REVISION
SERIES TERM SHEET, dated July 14, 2003

                                $1,830,145,725
                         USAA AUTO OWNER TRUST 2003-1
                                    Issuer
                             USAA Acceptance, LLC
                                   Depositor
                           USAA Federal Savings Bank
                              Seller and Servicer

The trust will issue the following securities:


 ------------------------------------   --------------------  ----------------  ------------------
                                         Initial Principal
                                             Amount or
                                         Initial Certificate     Per Annum       Final Scheduled
                                               Balance         Interest Rate       Payment Date
                                        -------------------    -------------    -----------------

 Class A-1 Notes.....................         $465,500,000                %     July 15, 2004
 Class A-2 Notes.....................         $532,000,000                %     April 17, 2006
 Class A-3 Notes.....................         $494,000,000                %     June 15, 2007
 Class A-4 Notes.....................         $302,000,000                %     February 16,2010
 Class B Certificates(1).............         $ 36,645,725                %     February 16, 2010
 (1) On the closing date, an affiliate of the depositor will purchase all of the certificates from the depositor.
---------------------------------------------------------------------------------------------------

        The securities are not obligations of USAA Acceptance, LLC, USAA Federal Savings Bank or any of their respective affiliates. Neither the securities nor the underlying motor vehicle loans are insured or guaranteed by the FDIC or any other governmental agency.

        This term sheet contains structural and collateral information about the securities, but does not contain complete information about the offering of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the securities. If the offer, solicitation or sale of the securities in any jurisdiction would be unlawful before the securities are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the securities in that jurisdiction.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this term sheet. Any representation to the contrary is a criminal offense.

                           Joint Global Coordinators

Banc One Capital Markets, Inc.                        Deutsche Bank Securities

                                  Co-Managers

Banc of America Securities LLC
                                   Barclays Capital
                                                       Citigroup
                                                                      JPMorgan

                      Summary of Terms of the Securities

        The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. To understand all of the terms of the offering of the securities, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.

Issuer

USAA Auto Owner Trust 2003-1.

Offered Securities

o       $465,500,000 Class A-1 ____% Asset Backed Notes

o       $532,000,000 Class A-2 ____% Asset Backed Notes

o       $494,000,000 Class A-3 ____% Asset Backed Notes

o       $302,000,000 Class A-4 ____% Asset Backed Notes

o       $36,645,725 Class B _____% Asset Backed Certificates

On the closing date, an affiliate of the depositor will purchase all of the certificates from the depositor.

Closing Date

The trust expects to issue the securities on or about July 24, 2003.

Cut-off Date

The seller will transfer the receivables to the depositor and the depositor will transfer the receivables to the trust as of July 1, 2003.

Depositor

USAA Acceptance, LLC.

Seller and Servicer

USAA Federal Savings Bank.

Owner Trustee

Wachovia Trust Company, National Association.

Indenture Trustee

JPMorgan Chase Bank.

Payment Dates

On the 15th day of each month (or if the 15th day is not a Business Day, the next Business
Day), the trust will pay interest and
principal on the securities.

First Payment Date

The first payment date will be August 15, 2003.

Record Dates

On each payment date, the trust will pay interest and principal to the holders of the securities as of the related record date. The record dates for the securities will be the day immediately preceding the payment date. If definitive securities are issued for the securities, the record date will be the last day of the month immediately preceding the payment date.

Interest Rates

On each payment date, the trust will pay interest on each class of securities at a fixed rate of interest.

Interest Accrual

1.  Class A-1 Notes

"Actual/360", accrued from the prior payment date (or the closing date, in the case of the first

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

payment date) to and excluding the
current payment date.

2.  Class A-2 Notes, Class A-3 Notes, Class
    A-4 Notes and Certificates

"30/360", accrued from the 15th day of the previous month (or the closing date, in the case of the first payment date) to and excluding the 15th day of the current month.

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each class of notes and certificates on each payment date will be the product of:

1. the outstanding principal amount of the related class of notes or the outstanding certificate balance of the certificates;

2.  the related interest rate; and

3.  (i) in the case of the Class A-1 Notes:

        the actual number of days in the accrual period divided by 360; and

   (ii) in the case of the other classes of notes and the certificates:

        30 (or in the case of the first payment date, 21) divided by 360.

Priority of Distributions

From collections on the receivables received during the prior calendar month and amounts withdrawn from the reserve account, the trust will pay the following amounts on each payment date in the following order of priority, after reimbursement of advances made in prior months by the servicer for interest payments due from obligors but not received:

(1) Servicing Fee--the servicing fee payable to the servicer;

(2) Note Interest--interest due on all the notes ratably to the holders of each class of notes;

(3) Priority Note Principal Payment--a payment of principal of the notes to be distributed in the same manner as described under clause (5) below in an amount equal to the excess, if any, of:

    o the outstanding principal amount of the notes immediately prior to such payment date over

    o the outstanding principal balance of the receivables as of the end of the related collection period;

(4) Certificate Interest--interest
    distributable to the holders of the
    certificates; however, if the notes have been accelerated because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust, this distribution will instead be made only after the notes have been paid in full;

(5) Regular Principal Payment--an amount generally equal to the sum of the principal collections on the receivables during the prior calendar month and the aggregate principal balance (net of liquidation proceeds applied to principal) of all receivables designated as
    "defaulted receivables" in that month
    (less any amounts distributed under clause
    (3) above) will be applied to pay
    principal on the securities in the
    following amounts in the following order of priority:

    (i) on the Class A-1 Notes until they are paid in full;

    (ii) on the Class A-2 Notes until they are paid in full;

    (iii) on the Class A-3 Notes until they are paid in full;

    (iv) on the Class A-4 Notes until they are paid in full; and

    (v) on the certificates until they are paid in full.

    If payment of the notes is accelerated after an event of default due to a breach of a material covenant or agreement by the trust, all of the funds remaining after clause (4) will be paid as principal to the holders of Class A-1 Notes

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

    until the Class A-1 Notes have been paid in full, then paid as principal pro rata on all of the remaining classes of the notes until they are paid in full and then any remaining amounts will be distributed to the holders of the certificates until the certificates are paid in full. If payment of the notes is accelerated because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust, all of the funds remaining after clause (2) will be paid as principal to the holders of Class A-1 Notes until the Class A-1 Notes have been paid in full, then any remaining amounts will be paid as principal pro rata on all of the remaining classes of notes until they are paid in full and then any remaining amounts will be distributed to the holders of the certificates, first to pay interest distributable to the holders of the certificates, and second to pay principal on the certificates until they are paid in full;

(6) Final Scheduled Payment Date--if the payment date is a final scheduled payment date for a class of securities, the amount, if any, necessary to pay that class in full after giving effect to the payment pursuant to clause (5) will be paid on that class;

(7) Reserve Account Deposit--to the reserve account, the amount, if any, necessary to reinstate the balance of the reserve account up to its required amount;

(8) Indenture Trustee and Owner Trustee Fees and Expenses--to pay any unpaid fees, expenses and indemnification of the indenture trustee and owner trustee;
    however, if the notes are accelerated
    after an event of default, all fees,
    expenses and indemnification owing to the indenture trustee and owner trustee will be paid prior to clause (1); and

(9) any amounts remaining after the above distributions will be distributed to the depositor.

Credit Enhancement

The credit enhancement for the securities will be as follows:


Subordination of Payments on the Certificates

Payments of interest on the certificates will be subordinated to payments of interest on the notes and, in certain circumstances, to payments of priority note principal. No payments of principal will be made on the certificates except to the extent permitted under "Priority of Payments" above. If an event of default occurs because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust and payment of the notes is accelerated, no payments will be made on the certificates until the notes are paid in full.

Reserve Account

On the closing date, the trust or the
depositor will deposit $9,150,728.63, or 0.50% of the principal balance of the receivables as of the cut-off date, to the reserve account.

On each payment date, if collections on the receivables are insufficient to pay the first six items listed in "Priority of Distributions" above, the indenture trustee will withdraw funds, to the extent available, from the reserve account to pay such amounts.

Generally, the balance required to be on deposit in the reserve account will be the lesser of (a) 0.50% of the principal balance of the receivables as of the cut-off date and
(b) the sum of the outstanding notes and certificates as of the current payment date.
If the average delinquency ratio or the
average net loss ratio exceeds its respective specified trigger level, then the percentage in clause (a) will be 0.75% until the average delinquency ratio and the average net loss ratio are equal to or less than their respective specified trigger levels for at least six consecutive payment dates.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

On each payment date, the trust will deposit into the reserve account, to the extent necessary to reinstate the required balance of the reserve account, any collections on the receivables remaining after the first six items listed in "Priority of Distributions" above are satisfied.

On each payment date, the trust will
distribute to the depositor funds on deposit in the reserve account in excess of the required reserve account balance.

Optional Prepayment

The servicer has the option to purchase the receivables on any payment date following the last day of a collection period on which the aggregate principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the cut-off date. The purchase price will equal the lesser of (i) the outstanding principal balance of the receivables plus interest accrued thereon at the weighted average interest rate borne by the securities through the end of the related collection period and (ii) the fair market value of the receivables. However, the servicer will not be entitled to exercise such purchase option if such purchase price is not sufficient to pay the principal of and interest on the outstanding securities in full. The trust will apply such payment to the payment of the securities in full.

It is expected that at the time this purchase option becomes available to the servicer, only the Class A-4 Notes and the certificates will be outstanding.

Final Scheduled Payment Dates

The trust is required to pay the entire
principal amount of each class of securities, to the extent not previously paid, on the respective final scheduled payment dates specified on the cover page of this term sheet.

Property of the Trust

The property of the trust will include the following:

o the receivables and the collections on the receivables on or after the cut-off date;

o security interests in the vehicles financed by the receivables;

o   certain bank accounts; and

o   rights to proceeds under insurance
    policies that cover the obligors under the receivables or the vehicles financed by the receivables.

Composition of the Receivables

The composition of the receivables as of the cut-off date is as follows:

Aggregate Principal Balance...................    $1,830,145,725.06
Number of Receivables.........................    113,885
Current Principal Balance
     Average..................................    $16,070.12
     Range....................................    $501.18 to $116,601.20
Original Amount Financed......................    $2,220,411,649.01
     Average..................................    $19,496.96
     Range....................................    $1,380.06 to $120,065.00
Weighted Average Contract Rate................    5.84%
     Range....................................    4.19% to 17.45%
Weighted Average Original Term................    61.23 months
     Range....................................    9 months to 72 months
Weighted Average Remaining Term...............    51.20 months
     Range....................................    6 months to 72 months

Servicer of the Receivables

The trust will pay the servicer a servicing fee on each payment date for the previous month equal to 1/12th of 1.00% of the principal balance of the receivables at the beginning of the previous month. In addition to the servicing fee, the trust will also pay the servicer a supplemental servicing fee equal to any late fees and other administrative fees and expenses, if any, collected during each month and any reinvestment earnings on any payments received on the receivables and deposited into the collection account.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

Ratings

It is a condition to the issuance of the securities that:

o the Class A-1 Notes be rated in the highest short-term rating category by Moody's and Standard & Poor's;

o   the Class A-2 Notes, Class A-3 Notes, and
    Class A-4 Notes be rated in the highest
    long-term rating category by Moody's and Standard & Poor's; and

o   the certificates be rated at least "BBB"
    (or its equivalent) by Moody's and
    Standard & Poor's.

A rating is not a recommendation to purchase, hold or sell the offered notes and certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the securities address the likelihood of the payment of principal and interest on the securities according to their terms. A rating agency rating the securities may lower or withdraw its rating in the future, in its discretion, as to any class of securities.

Minimum Denominations

Notes.........  $1,000 and integral multiples of $1,000

Certificates..  $1,000 and integral multiples of
$1,000


Registration, Clearance and Settlement

Notes.........  book-entry through
                DTC/Clearstream/Euroclear

Certificates..  book-entry through DTC

Risk Factors

Investments in the securities is subject to various risks, many of which will be described under the caption "Risk Factors" in the final prospectus supplement and prospectus relating to the securities, each of which should be read carefully in connection with any decision to invest in any class of securities.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                             The Receivables Pool

     The trust will own a pool of receivables consisting of motor vehicle installment loans secured by security interests in the motor vehicles financed by those loans. The pool will consist of the receivables which the seller transfers to the depositor and the depositor transfers to the trust on the closing date. The receivables will include payments on the receivables which are made on or after the cut-off date.

Criteria Applicable to Selection of Receivables

     The receivables were selected from the seller's portfolio for inclusion in the pool by several criteria, some of which will be set forth in the prospectus under "The Receivables Pools." These criteria include the requirement that each receivable:

     1. has a remaining maturity, as of the cut-off date, of not less than six months and not more than 72 months;

     2. with respect to loans secured by new financed vehicles, had an original maturity of not less than 12 months and not more than 72 months; with respect to loans secured by used financed vehicles, had an original maturity of not less than nine months and not more than 60 months;

     3. is a fully-amortizing, simple interest loan which bears interest at a fixed rate per annum (the "Contract Rate") and which provides for level scheduled monthly payments (except for the last payment, which may be minimally different from the level payments) over its remaining term, is not secured by any interest in real estate, and has not been identified on the computer files of the seller as relating to an obligor who had requested a reduction in the periodic finance charges, as of the cut-off date, by application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended;

     4. is secured by a financed vehicle that, as of the cut-off date, had not been repossessed without reinstatement;

     5. has not been identified on the computer files of the seller as relating to an obligor who was in bankruptcy proceedings as of the cut-off date;

     6.   has no payment more than 30 days past due as of the cut-off date;
          and

     7. has a remaining principal balance, as of the cut-off date, of not less than $500.

     The receivables were selected from the seller's portfolio of installment loans for new and used vehicles, in each case meeting the criteria described above and in the prospectus. No selection procedures believed by the seller or the depositor to be adverse to the securityholders were utilized in selecting the receivables. No receivable has a scheduled maturity later than July 28, 2009.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     The composition, geographical distribution and distribution by Contract Rate of the receivables as of the cut-off date are set forth in the following tables.

                        Composition of the Receivables

      Aggregate Principal Balance...................$1,830,145,725.06
      Number of Receivables.........................113,885
      Current Principal Balance
           Average..................................$16,070.12
           Range....................................$501.18 to $116,601.20
      Original Amount Financed......................$2,220,411,649.01
           Average..................................$19,496.96
           Range....................................$1,380.06 to $120,065.00
      Weighted Average Contract Rate................5.84%
           Range....................................4.19% to 17.45%
      Weighted Average Original Term................61.23 months
           Range....................................9 months to 72 months
      Weighted Average Remaining Term...............51.20 months
           Range....................................6 months to 72 months
      Percentage of Aggregate Principal Balance of
         Receivables for New/Used Vehicles..........69.75% / 30.25%

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.


       Geographic Distribution of the Receivables as of the Cut-off Date

                                                                                          Percentage
                                                                                              of
                                                                                          Aggregate
                                                        Number of          Principal      Principal
State(1)                                              Receivables            Balance      Balance(2)
--------                                              -----------            -------      ----------
Alabama......................................               2,160      $  34,824,773.66      1.90%
Alaska.......................................                 787         13,475,580.55      0.74
Arizona......................................               3,905         64,612,443.17      3.53
Arkansas.....................................               1,006         16,529,326.69      0.90
California...................................              11,026        185,709,707.00     10.15
Colorado.....................................               3,628         58,240,378.57      3.18
Connecticut..................................               1,224         18,711,418.02      1.02
Delaware.....................................                 462          7,224,895.19      0.39
District of Columbia.........................               1,529         25,826,415.77      1.41
Florida......................................               8,254        133,540,893.91      7.30
Georgia......................................               5,272         86,052,928.93      4.70
Hawaii.......................................               1,356         22,373,923.93      1.22
Idaho........................................                 600          9,017,628.38      0.49
Illinois.....................................               1,967         30,776,845.35      1.68
Indiana......................................                 864         13,083,170.56      0.71
Iowa.........................................                 333          5,026,270.94      0.27
Kansas.......................................               1,201         18,594,452.11      1.02
Kentucky.....................................               1,048         15,958,286.66      0.87
Louisiana....................................               1,810         29,681,386.98      1.62
Maryland.....................................               3,701         60,320,631.99      3.30
Massachusetts................................                  19            238,798.50      0.01
Michigan.....................................               1,357         20,303,051.95      1.11
Minnesota....................................                 961         14,366,024.80      0.78
Mississippi..................................                 831         13,457,499.90      0.74
Missouri.....................................               1,596         24,335,616.51      1.33
Montana......................................                 478          7,219,243.21      0.39
Nebraska.....................................                 629          9,898,832.22      0.54
Nevada.......................................               1,228         20,800,800.06      1.14
New Hampshire................................                 617          8,823,298.67      0.48
New Jersey...................................               2,364         36,919,334.04      2.02
New Mexico...................................               1,489         23,773,372.87      1.30
New York.....................................               3,538         55,129,037.51      3.01
North Carolina...............................               4,234         66,567,948.66      3.64
North Dakota.................................                 257          4,108,367.73      0.22
Ohio.........................................               1,882         28,006,198.76      1.53
Oklahoma.....................................               1,732         27,157,821.20      1.48
Oregon.......................................               1,191         18,124,550.43      0.99
Pennsylvania.................................               2,473         38,366,728.34      2.10
Rhode Island.................................                 378          5,556,193.63      0.30
South Carolina...............................               2,044         32,310,096.80      1.77
South Dakota.................................                 230          3,635,913.59      0.20
Tennessee....................................               2,029         32,404,562.38      1.77
Texas........................................              17,535        286,363,430.19     15.65
Utah.........................................                 612          9,562,521.15      0.52
Vermont......................................                 271          3,775,026.98      0.21
Virginia.....................................               6,816        110,554,752.32      6.04
Washington...................................               3,561         57,175,861.76      3.12
West Virginia................................                 391          6,175,032.13      0.34
Wisconsin....................................                 724         10,810,957.46      0.59
Wyoming......................................                 285          4,643,492.95      0.25
                                                          -------     -----------------    -------
     Total...................................             113,885     $1,830,145,725.06    100.00%
                                                          =======     ==================   ========
--------
(1) Based on the billing addresses of the obligors as of the cut-off date.

(2) May not add to 100.00% due to rounding.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

    Distribution by Contract Rate of the Receivables as of the Cut-off Date



                                                                                 Percentage
                                                                                     of
                                                                                 Aggregate
                                              Number of            Principal     Principal
Contract Rate                               Receivables              Balance     Balance(1)
-------------                               -----------              -------     ----------
4.01% - 4.50%............................            12     $     300,025.82       0.02%
4.51% - 5.00%............................        30,624       535,841,910.93      29.28
5.01% - 5.50%............................        23,614       410,287,082.05      22.42
5.51% - 6.00%............................        18,834       353,877,031.23      19.34
6.01% - 6.50%............................         8,532       146,538,359.36       8.01
6.51% - 7.00%............................        10,936       157,980,666.59       8.63
7.01% - 7.50%............................         8,683        98,918,122.19       5.40
7.51% - 8.00%............................         5,361        56,152,609.74       3.07
8.01% - 8.50%............................         2,769        26,277,705.62       1.44
8.51% - 9.00%............................         1,469        15,738,012.69       0.86
9.01% - 9.50%............................           689         7,513,278.95       0.41
9.51% - 10.00%...........................           624         6,086,988.35       0.33
10.01% - 10.50%..........................           592         5,183,835.23       0.28
10.51% - 11.00%..........................           423         3,905,472.19       0.21
11.01% - 11.50%..........................           265         2,270,992.18       0.12
11.51% - 12.00%..........................           212         1,637,317.36       0.09
12.01% - 12.50%..........................            95           675,064.24       0.04
12.51% - 13.00%..........................            50           388,524.26       0.02
13.01% - 13.50%..........................            39           201,222.00       0.01
13.51% - 14.00%..........................            19           104,155.47       0.01
14.01% - 14.50%..........................            18           116,006.25       0.01
14.51% - 15.00%..........................            14            87,129.78       0.00
15.01% - 15.50%..........................             7            45,222.43       0.00
15.51% - 16.00%..........................             1             3,233.56       0.00
16.01% - 16.50%..........................             1             5,843.17       0.00
16.51% - 17.00%..........................             1             1,726.61       0.00
17.01% - 17.50%..........................             1             8,186.81       0.00
                                            -----------    ------------------    -------
       Total:............................       113,885    $1,830,145,725.06     100.00%
                                                =======    =================     =======

------------
(1) May not add to 100.00% due to rounding.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     THE BANK'S DELINQUENCY, LOAN LOSS AND RECOVERY INFORMATION

     The following tables set forth information with respect to the experience of USAA Federal Savings Bank (the "Bank") relating to delinquencies, loan losses and recoveries for each of the periods shown for the portfolio of motor vehicle loans originated and serviced by the Bank (including loans sold but still serviced by the Bank). The portfolio of motor vehicle loans originated and serviced by the Bank during the periods shown includes both fixed rate motor vehicle loans and variable rate motor vehicle loans. The Bank does not maintain separate records with respect to fixed rate motor vehicle loans and variable rate motor vehicle loans regarding delinquency, loan loss and recovery experience. The receivables to be sold to the trust will include only fixed rate motor vehicle loans. The following tables also include information with respect to certain consumer loans which are not motor vehicle loans. These other consumer loans did not exceed 15% of outstandings as of each of the dates shown in the following tables. The Bank believes that the inclusion of variable rate motor vehicle loans and these other consumer loans has an immaterial effect on the information set forth in the following tables with respect to the Bank's experience relating to delinquencies, loan losses and recoveries on its fixed rate motor vehicle loans.


                            Delinquency Experience

                                        At June 30,                                               At December 31,
                           --------------------------------------------------   --------------------------------------------------
                                      2003                      2002                     2002                        2001
                           --------------------------------------------------   --------------------------------------------------
                             Dollars       Number       Dollars       Number     Dollars       Number       Dollars       Number
                            (in 000s)     of Loans     (in 000s)     of Loans   (in 000s)     of Loans     (in 000s)     of Loans
                            ---------     --------     ---------     --------   ---------     --------     ---------     --------
  Outstandings.........    $5,274,117      393,055    $4,862,226     360,255    $5,065,075     373,022    $4,682,707     349,183
  Delinquencies over
     30 days(1)(2).....    $   10,903        1,469    $   15,409       1,722    $   16,951       1,964    $   26,595       2,821
  Delinquencies over
     30 days(%)(3).....          0.21%        0.37%         0.32%       0.48%         0.33%       0.53%         0.57%       0.81%



                                                At December 31,
                           ----------------------------------------------------------------------------------
                                       2000                        1999                       1998
                           ----------------------------------------------------------------------------------
                               Dollars        Number      Dollars         Number      Dollars       Number
                              (in 000s)      of Loans    (in 000s)       of Loans     (in 000s)     of Loans
                              ---------      --------    ---------       --------     ---------     --------
  Outstandings..........     $4,116,093      313,742     $3,661,825       283,810    $2,802,144     234,281
  Delinquencies over
     30 days(1)(2)......     $   18,667        1,919     $   16,927         1,689    $   12,297       1,366
  Delinquencies over
     30 days(%)(3)......           0.45%        0.61%          0.46%         0.60%         0.44%       0.58%

(1) Delinquencies include principal amounts only.

(2) The period of delinquency is based on the number of days payments are contractually past due.

(3) As a percent of outstandings.



                             Loan Loss Experience

                                                     Six Months
                                                   Ended June 30,                         Year Ended December 31,
                                         ---------------------------------     ---------------------------------------
                                               2003              2002               2002                 2001
                                               ----              ----               ----                 ----
                                                                                                (Dollars in 000s)

Number of Loans(1)...............             393,055             360,255           373,022              349,183
Period Ending Outstandings.......          $5,274,117          $4,862,226        $5,065,075           $4,682,707
Average Outstandings(2)..........          $5,120,314          $4,734,686        $4,891,867           $4,479,262
Number of Gross Charge-Offs......               1,186               1,112             2,208                2,148
Gross Charge-Offs(3).............             $11,599             $11,451           $23,106              $22,546
Gross Charge-Offs as a % of
  Period End Outstandings(4).....               0.44%               0.47%             0.46%                0.48%
Gross Charge-Offs as a % of
  Average Outstandings(4)........               0.46%               0.49%             0.47%                0.50%
Recoveries(5)....................              $6,425              $5,826           $11,092              $11,433
Net Charge-Offs(6)...............              $5,175              $5,625           $12,014              $11,113
Net Charge-Offs as a % of Period
  End Outstandings(4)............               0.20%               0.23%             0.24%                0.24%
Net Charge-Offs as a % of
  Average Outstandings(4)........               0.20%               0.24%             0.25%                0.25%



                                                       Year Ended December 31,
                                         -------------------------------------------------
                                             2000                1999               1998
                                             ----                ----               ----


Number of Loans(1)...............            313,742            283,810          234,281
Period Ending Outstandings.......         $4,116,093         $3,661,825       $2,802,144
Average Outstandings(2)..........         $3,933,887         $3,281,001       $2,375,294
Number of Gross Charge-Offs......              1,635              1,413              892
Gross Charge-Offs(3).............            $18,277            $16,066           $9,311
Gross Charge-Offs as a % of
  Period End Outstandings(4).....              0.44%              0.44%            0.33%
Gross Charge-Offs as a % of
  Average Outstandings(4)........              0.46%              0.49%            0.39%
Recoveries(5)....................             $8,927             $7,296           $4,856
Net Charge-Offs(6)...............             $9,350             $8,770           $4,455
Net Charge-Offs as a % of Period
  End Outstandings(4)............              0.23%              0.24%            0.16%
Net Charge-Offs as a % of
  Average Outstandings(4)........              0.24%              0.27%            0.19%


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

----------
(1) Number of loans as of period end.

(2) Prior to January 2003, averages were computed by taking an average of daily outstandings for the loans owned by the Bank combined with an average of month-end outstandings for the loans sold and serviced by the Bank for each period presented. Beginning in January 2003, averages were computed by taking an average of daily outstandings for the loans owned by the Bank as well as loans sold and serviced by the Bank.

(3) Amounts charged off represent the remaining principal balance.

(4) Percentages have been annualized for the six months ended June 30 and are not necessarily indicative of the experience for the entire year.

(5) Recoveries are not net of expenses and generally include amounts received with respect to loans previously charged off.

(6) Net charge-offs means gross charge-offs minus recoveries of loans previously charged off.

     The data presented in the foregoing tables are for illustrative purposes only. "Outstandings" as used in the foregoing tables means the principal balance of all consumer loans (including motor vehicle loans) serviced by the Bank as of the specified date. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors. The mix of the credit quality of the obligors will vary from time to time and will affect losses and delinquencies. We cannot assure you that the loan loss and delinquency experience of the trust will be similar to the loan loss and delinquency levels for the Bank's entire portfolio as shown in the two preceding tables.

                   WEIGHTED AVERAGE LIVES OF THE SECURITIES

     The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average lives of the securities under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

     The rate of payment of principal of each class of notes and the certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final payment of any class of notes and the final distribution in respect of the certificates could occur significantly earlier than the respective Final Scheduled Payment Dates. The noteholders and the certificateholders will exclusively bear any reinvestment risk associated with early payment of their notes and certificates.

     The tables (the "ABS Tables") captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages," respectively, have been prepared on the basis of the characteristics of the receivables. The ABS Tables assume that:

   o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

   o each scheduled monthly payment on the receivables is scheduled to be made and is made on the last day of each month and each month has 30 days;

   o payments on the notes and the certificates are made on each payment date (and each payment date is assumed to be the fifteenth day of the applicable month);

   o the initial principal amount of each class of securities is equal to the initial principal amount set forth on the front page of this term sheet;

   o except as otherwise specified herein, the servicer does not repurchase the receivables;

   o the balance in the reserve account on each payment date is equal to the required amount; and

   o  the notes and certificates are issued on July 24, 2003.

     The ABS Tables indicate the projected weighted average life of each class of notes and the certificates and set forth the percent of the initial principal amount of each class of notes and the percent of the initial certificate balance of the certificates that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

     The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, contract rate of interest, original term to maturity and remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cut-off date of July 1, 2003.


                                                                        Weighted
                                                          Weighted      Average        Weighted
                                                          Average       Original        Average
                                                          Contract      Term to     Remaining Term
                                                          Rate of       Maturity      to Maturity
Pool                                  Principal Balance    Interest   (in Months)     (in Months)
----                                  -----------------    --------   -----------     -----------
1.............................     $     3,972,453.85       7.175%         45              10
2.............................          36,748,308.51       6.956%         45              20
3.............................         165,540,496.45       6.476%         48              32
4.............................         428,701,691.24       6.216%         57              43
5.............................         861,628,904.29       5.657%         63              55
6.............................         333,553,870.72       5.355%         72              66
                                   -------------------
Total.........................     $ 1,830,145,725.06
                                   ===================

     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of notes and the certificates.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

      Percent of Initial Note Principal Amount at Various ABS Percentages



                                                                 Class A-1 Notes
                                              -------------------------------------------------------
Payment Date                                     0.50%     1.00%    1.30%   1.50%     1.70%    2.00%
------------                                     -----     -----    -----   -----     -----    -----
Closing Date................................    100.00%  100.00%  100.00%   100.00%  100.00%  100.00%
August 15, 2003.............................     90.68    88.41    86.91     85.84    84.72    82.90
September 15, 2003..........................     81.40    76.95    74.01     71.92    69.71    66.15
October 15, 2003............................     72.16    65.62    61.30     58.23    54.99    49.76
November 15, 2003...........................     62.97    54.42    48.78     44.78    40.55    33.73
December 15, 2003...........................     53.82    43.36    36.46     31.57    26.40    18.07
January 15, 2004............................     44.71    32.43    24.34     18.60    12.54     2.78
February 15, 2004...........................     35.64    21.63    12.41      5.87     0.00     0.00
March 15, 2004..............................     26.62    10.98     0.68      0.00     0.00     0.00
April 15, 2004..............................     17.65     0.46     0.00      0.00     0.00     0.00
May 15, 2004................................      8.72     0.00     0.00      0.00     0.00     0.00
June 15, 2004...............................      0.00     0.00     0.00      0.00     0.00     0.00
July 15, 2004...............................      0.00     0.00     0.00      0.00     0.00     0.00
August 15, 2004.............................      0.00     0.00     0.00      0.00     0.00     0.00
September 15, 2004..........................      0.00     0.00     0.00      0.00     0.00     0.00
October 15, 2004............................      0.00     0.00     0.00      0.00     0.00     0.00
November 15, 2004...........................      0.00     0.00     0.00      0.00     0.00     0.00
December 15, 2004...........................      0.00     0.00     0.00      0.00     0.00     0.00
January 15, 2005............................      0.00     0.00     0.00      0.00     0.00     0.00
February 15, 2005...........................      0.00     0.00     0.00      0.00     0.00     0.00
March 15, 2005..............................      0.00     0.00     0.00      0.00     0.00     0.00
April 15, 2005..............................      0.00     0.00     0.00      0.00     0.00     0.00
May 15, 2005................................      0.00     0.00     0.00      0.00     0.00     0.00
June 15, 2005...............................      0.00     0.00     0.00      0.00     0.00     0.00
July 15, 2005...............................      0.00     0.00     0.00      0.00     0.00     0.00
August 15, 2005.............................      0.00     0.00     0.00      0.00     0.00     0.00
September 15, 2005..........................      0.00     0.00     0.00      0.00     0.00     0.00
October 15, 2005............................      0.00     0.00     0.00      0.00     0.00     0.00
November 15, 2005...........................      0.00     0.00     0.00      0.00     0.00     0.00
December 15, 2005...........................      0.00     0.00     0.00      0.00     0.00     0.00
January 15, 2006............................      0.00     0.00     0.00      0.00     0.00     0.00
February 15, 2006...........................      0.00     0.00     0.00      0.00     0.00     0.00
March 15, 2006..............................      0.00     0.00     0.00      0.00     0.00     0.00
April 15, 2006..............................      0.00     0.00     0.00      0.00     0.00     0.00
May 15, 2006................................      0.00     0.00     0.00      0.00     0.00     0.00
June 15, 2006...............................      0.00     0.00     0.00      0.00     0.00     0.00
July 15, 2006...............................      0.00     0.00     0.00      0.00     0.00     0.00
August 15, 2006.............................      0.00     0.00     0.00      0.00     0.00     0.00
September 15, 2006..........................      0.00     0.00     0.00      0.00     0.00     0.00
October 15, 2006............................      0.00     0.00     0.00      0.00     0.00     0.00
November 15, 2006...........................      0.00     0.00     0.00      0.00     0.00     0.00
December 15, 2006...........................      0.00     0.00     0.00      0.00     0.00     0.00
January 15, 2007............................      0.00     0.00     0.00      0.00     0.00     0.00
February 15, 2007...........................      0.00     0.00     0.00      0.00     0.00     0.00
March 15, 2007..............................      0.00     0.00     0.00      0.00     0.00     0.00
April 15, 2007..............................      0.00     0.00     0.00      0.00     0.00     0.00
May 15, 2007................................      0.00     0.00     0.00      0.00     0.00     0.00
June 15, 2007...............................      0.00     0.00     0.00      0.00     0.00     0.00
July 15, 2007...............................      0.00     0.00     0.00      0.00     0.00     0.00
August 15, 2007.............................      0.00     0.00     0.00      0.00     0.00     0.00
September 15, 2007..........................      0.00     0.00     0.00      0.00     0.00     0.00
October 15, 2007............................      0.00     0.00     0.00      0.00     0.00     0.00
November 15, 2007...........................      0.00     0.00     0.00      0.00     0.00     0.00
December 15, 2007...........................      0.00     0.00     0.00      0.00     0.00     0.00
January 15, 2008............................      0.00     0.00     0.00      0.00     0.00     0.00
February 15, 2008...........................      0.00     0.00     0.00      0.00     0.00     0.00
March 15, 2008..............................      0.00     0.00     0.00      0.00     0.00     0.00
April 15, 2008..............................      0.00     0.00     0.00      0.00     0.00     0.00
May 15, 2008................................      0.00     0.00     0.00      0.00     0.00     0.00
June 15, 2008...............................      0.00     0.00     0.00      0.00     0.00     0.00
July 15, 2008...............................      0.00     0.00     0.00      0.00     0.00     0.00
August 15, 2008.............................      0.00     0.00     0.00      0.00     0.00     0.00
September 15, 2008..........................      0.00     0.00     0.00      0.00     0.00     0.00
October 15, 2008............................      0.00     0.00     0.00      0.00     0.00     0.00
November 15, 2008...........................      0.00     0.00     0.00      0.00     0.00     0.00
December 15, 2008...........................      0.00     0.00     0.00      0.00     0.00     0.00
January 15, 2009............................      0.00     0.00     0.00      0.00     0.00     0.00
Weighted Average Life (years) (1)...........      0.47     0.39     0.35      0.32     0.30     0.27
Weighted Average Life to Call (years) (1) (2)     0.47     0.39     0.35      0.32     0.30     0.27

--------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.


     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

      Percent of Initial Note Principal Amount at Various ABS Percentages



                                                                  Class A-2 Notes
Payment Date                                    0.50%    1.00%     1.30%     1.50%    1.70%      2.00%
------------                                    -----    -----     -----     -----    -----      -----
Closing Date..............................     100.00%   100.00%   100.00%   100.00%   100.00%    100.00%
August 15, 2003...........................     100.00    100.00    100.00    100.00    100.00     100.00
September 15, 2003........................     100.00    100.00    100.00    100.00    100.00     100.00
October 15, 2003..........................     100.00    100.00    100.00    100.00    100.00     100.00
November 15, 2003.........................     100.00    100.00    100.00    100.00    100.00     100.00
December 15, 2003.........................     100.00    100.00    100.00    100.00    100.00     100.00
January 15, 2004..........................     100.00    100.00    100.00    100.00    100.00     100.00
February 15, 2004.........................     100.00    100.00    100.00    100.00     99.10      89.38
March 15, 2004............................     100.00    100.00    100.00     94.21     87.48      76.65
April 15, 2004............................     100.00    100.00     90.51     83.50     76.11      64.25
May 15, 2004..............................     100.00     91.32     80.60     73.01     65.01      52.18
June 15, 2004.............................      99.92     82.42     70.92     62.78     54.21      40.46
July 15, 2004.............................      92.26     73.65     61.43     52.77     43.67      29.08
August 15, 2004...........................      84.64     65.00     52.11     42.99     33.39      18.02
September 15, 2004........................      77.05     56.47     42.97     33.41     23.38       7.30
October 15, 2004..........................      69.51     48.06     34.01     24.07     13.62       0.00
November 15, 2004.........................      62.01     39.78     25.23     14.94      4.14       0.00
December 15, 2004.........................      54.55     31.63     16.63      6.04      0.00       0.00
January 15, 2005..........................      47.13     23.61      8.22      0.00      0.00       0.00
February 15, 2005.........................      39.75     15.71      0.00      0.00      0.00       0.00
March 15, 2005............................      32.42      7.95      0.00      0.00      0.00       0.00
April 15, 2005............................      25.45      0.58      0.00      0.00      0.00       0.00
May 15, 2005..............................      18.52      0.00      0.00      0.00      0.00       0.00
June 15, 2005.............................      11.64      0.00      0.00      0.00      0.00       0.00
July 15, 2005.............................       4.79      0.00      0.00      0.00      0.00       0.00
August 15, 2005...........................       0.00      0.00      0.00      0.00      0.00       0.00
September 15, 2005........................       0.00      0.00      0.00      0.00      0.00       0.00
October 15, 2005..........................       0.00      0.00      0.00      0.00      0.00       0.00
November 15, 2005.........................       0.00      0.00      0.00      0.00      0.00       0.00
December 15, 2005.........................       0.00      0.00      0.00      0.00      0.00       0.00
January 15, 2006..........................       0.00      0.00      0.00      0.00      0.00       0.00
February 15, 2006.........................       0.00      0.00      0.00      0.00      0.00       0.00
March 15, 2006............................       0.00      0.00      0.00      0.00      0.00       0.00
April 15, 2006............................       0.00      0.00      0.00      0.00      0.00       0.00
May 15, 2006..............................       0.00      0.00      0.00      0.00      0.00       0.00
June 15, 2006.............................       0.00      0.00      0.00      0.00      0.00       0.00
July 15, 2006.............................       0.00      0.00      0.00      0.00      0.00       0.00
August 15, 2006...........................       0.00      0.00      0.00      0.00      0.00       0.00
September 15, 2006........................       0.00      0.00      0.00      0.00      0.00       0.00
October 15, 2006..........................       0.00      0.00      0.00      0.00      0.00       0.00
November 15, 2006.........................       0.00      0.00      0.00      0.00      0.00       0.00
December 15, 2006.........................       0.00      0.00      0.00      0.00      0.00       0.00
January 15, 2007..........................       0.00      0.00      0.00      0.00      0.00       0.00
February 15, 2007.........................       0.00      0.00      0.00      0.00      0.00       0.00
March 15, 2007............................       0.00      0.00      0.00      0.00      0.00       0.00
April 15, 2007............................       0.00      0.00      0.00      0.00      0.00       0.00
May 15, 2007..............................       0.00      0.00      0.00      0.00      0.00       0.00
June 15, 2007.............................       0.00      0.00      0.00      0.00      0.00       0.00
July 15, 2007.............................       0.00      0.00      0.00      0.00      0.00       0.00
August 15, 2007...........................       0.00      0.00      0.00      0.00      0.00       0.00
September 15, 2007........................       0.00      0.00      0.00      0.00      0.00       0.00
October 15, 2007..........................       0.00      0.00      0.00      0.00      0.00       0.00
November 15, 2007.........................       0.00      0.00      0.00      0.00      0.00       0.00
December 15, 2007.........................       0.00      0.00      0.00      0.00      0.00       0.00
January 15, 2008..........................       0.00      0.00      0.00      0.00      0.00       0.00
February 15, 2008.........................       0.00      0.00      0.00      0.00      0.00       0.00
March 15, 2008............................       0.00      0.00      0.00      0.00      0.00       0.00
April 15, 2008............................       0.00      0.00      0.00      0.00      0.00       0.00
May 15, 2008..............................       0.00      0.00      0.00      0.00      0.00       0.00
June 15, 2008.............................       0.00      0.00      0.00      0.00      0.00       0.00
July 15, 2008.............................       0.00      0.00      0.00      0.00      0.00       0.00
August 15, 2008...........................       0.00      0.00      0.00      0.00      0.00       0.00
September 15, 2008........................       0.00      0.00      0.00      0.00      0.00       0.00
October 15, 2008..........................       0.00      0.00      0.00      0.00      0.00       0.00
November 15, 2008.........................       0.00      0.00      0.00      0.00      0.00       0.00
December 15, 2008.........................       0.00      0.00      0.00      0.00      0.00       0.00
January 15, 2009..........................       0.00      0.00      0.00      0.00      0.00       0.00
Weighted Average Life (years) (1).........       1.49      1.26      1.13      1.05      0.98      0.87
Weighted Average Life to Call (years)(1)(2)      1.49      1.26      1.13      1.05      0.98      0.87

---------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

      Percent of Initial Note Principal Amount at Various ABS Percentages



                                                             Class A-3 Notes
Payment Date                                      0.50%     1.00%      1.30%      1.50%      1.70%     2.00%
------------                                      -----     -----      -----      -----      -----     -----
Closing Date..............................       100.00%   100.00%    100.00%    100.00%    100.00%    100.00%
August 15, 2003..........................        100.00    100.00     100.00     100.00     100.00     100.00
September 15, 2003.......................        100.00    100.00     100.00     100.00     100.00     100.00
October 15, 2003.........................        100.00    100.00     100.00     100.00     100.00     100.00
November 15, 2003........................        100.00    100.00     100.00     100.00     100.00     100.00
December 15, 2003........................        100.00    100.00     100.00     100.00     100.00     100.00
January 15, 2004.........................        100.00    100.00     100.00     100.00     100.00     100.00
February 15, 2004........................        100.00    100.00     100.00     100.00     100.00     100.00
March 15, 2004...........................        100.00    100.00     100.00     100.00     100.00     100.00
April 15, 2004...........................        100.00    100.00     100.00     100.00     100.00     100.00
May 15, 2004.............................        100.00    100.00     100.00     100.00     100.00     100.00
June 15, 2004............................        100.00    100.00     100.00     100.00     100.00     100.00
July 15, 2004............................        100.00    100.00     100.00     100.00     100.00     100.00
August 15, 2004..........................        100.00    100.00     100.00     100.00     100.00     100.00
September 15, 2004.......................        100.00    100.00     100.00     100.00     100.00     100.00
October 15, 2004.........................        100.00    100.00     100.00     100.00     100.00      96.67
November 15, 2004........................        100.00    100.00     100.00     100.00     100.00      85.84
December 15, 2004........................        100.00    100.00     100.00     100.00      94.53      75.38
January 15, 2005.........................        100.00    100.00     100.00      97.16      84.89      65.29
February 15, 2005........................        100.00    100.00     100.00      88.06      75.54      55.57
March 15, 2005...........................        100.00    100.00      91.35      79.21      66.50      46.22
April 15, 2005...........................        100.00    100.00      83.13      70.81      57.90      37.32
May 15, 2005.............................        100.00     92.81      75.11      62.64      49.57      28.76
June 15, 2005............................        100.00     85.14      67.28      54.70      41.53      20.55
July 15, 2005............................        100.00     77.61      59.64      47.00      33.77      12.70
August 15, 2005..........................         97.84     70.20      52.21      39.54      26.29       5.21
September 15, 2005.......................         90.56     62.94      44.96      32.32      19.10       0.00
October 15, 2005.........................         83.32     55.82      37.92      25.34      12.19       0.00
November 15, 2005........................         76.14     48.83      31.08      18.61       5.58       0.00
December 15, 2005........................         69.00     41.98      24.44      12.12       0.00       0.00
January 15, 2006.........................         61.91     35.28      18.01       5.88       0.00       0.00
February 15, 2006........................         54.86     28.72      11.78       0.00       0.00       0.00
March 15, 2006...........................         47.87     22.30       5.75       0.00       0.00       0.00
April 15, 2006...........................         41.86     16.72       0.46       0.00       0.00       0.00
May 15, 2006.............................         35.89     11.26       0.00       0.00       0.00       0.00
June 15, 2006............................         29.96      5.93       0.00       0.00       0.00       0.00
July 15, 2006............................         24.08      0.72       0.00       0.00       0.00       0.00
August 15, 2006..........................         18.24      0.00       0.00       0.00       0.00       0.00
September 15, 2006.......................         12.45      0.00       0.00       0.00       0.00       0.00
October 15, 2006.........................          6.69      0.00       0.00       0.00       0.00       0.00
November 15, 2006........................          0.98      0.00       0.00       0.00       0.00       0.00
December 15, 2006........................          0.00      0.00       0.00       0.00       0.00       0.00
January 15, 2007.........................          0.00      0.00       0.00       0.00       0.00       0.00
February 15, 2007........................          0.00      0.00       0.00       0.00       0.00       0.00
March 15, 2007...........................          0.00      0.00       0.00       0.00       0.00       0.00
April 15, 2007...........................          0.00      0.00       0.00       0.00       0.00       0.00
May 15, 2007.............................          0.00      0.00       0.00       0.00       0.00       0.00
June 15, 2007............................          0.00      0.00       0.00       0.00       0.00       0.00
July 15, 2007............................          0.00      0.00       0.00       0.00       0.00       0.00
August 15, 2007..........................          0.00      0.00       0.00       0.00       0.00       0.00
September 15, 2007.......................          0.00      0.00       0.00       0.00       0.00       0.00
October 15, 2007.........................          0.00      0.00       0.00       0.00       0.00       0.00
November 15, 2007........................          0.00      0.00       0.00       0.00       0.00       0.00
December 15, 2007........................          0.00      0.00       0.00       0.00       0.00       0.00
January 15, 2008.........................          0.00      0.00       0.00       0.00       0.00       0.00
February 15, 2008........................          0.00      0.00       0.00       0.00       0.00       0.00
March 15, 2008...........................          0.00      0.00       0.00       0.00       0.00       0.00
April 15, 2008...........................          0.00      0.00       0.00       0.00       0.00       0.00
May 15, 2008.............................          0.00      0.00       0.00       0.00       0.00       0.00
June 15, 2008............................          0.00      0.00       0.00       0.00       0.00       0.00
July 15, 2008............................          0.00      0.00       0.00       0.00       0.00       0.00
August 15, 2008..........................          0.00      0.00       0.00       0.00       0.00       0.00
September 15, 2008.......................          0.00      0.00       0.00       0.00       0.00       0.00
October 15, 2008.........................          0.00      0.00       0.00       0.00       0.00       0.00
November 15, 2008........................          0.00      0.00       0.00       0.00       0.00       0.00
December 15, 2008........................          0.00      0.00       0.00       0.00       0.00       0.00
January 15, 2009.........................          0.00      0.00       0.00       0.00       0.00       0.00
Weighted Average Life (years) (1)........          2.68      2.36       2.14       2.00       1.86       1.67
Weighted Average Life to Call(years)(1)(2)         2.68      2.36       2.14       2.00       1.86       1.67

---------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.


        The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

      Percent of Initial Note Principal Amount at Various ABS Percentages



                                                            Class A-4 Notes
Payment Date                          0.50%      1.00%      1.30%     1.50%      1.70%      2.00%
------------                          -----      -----      -----     -----      -----      -----
Closing Date.......................   100.00%    100.00%    100.00%   100.00%    100.00%    100.00%
August 15, 2003....................   100.00     100.00     100.00    100.00     100.00     100.00
September 15, 2003.................   100.00     100.00     100.00    100.00     100.00     100.00
October 15, 2003...................   100.00     100.00     100.00    100.00     100.00     100.00
November 15, 2003..................   100.00     100.00     100.00    100.00     100.00     100.00
December 15, 2003..................   100.00     100.00     100.00    100.00     100.00     100.00
January 15, 2004...................   100.00     100.00     100.00    100.00     100.00     100.00
February 15, 2004..................   100.00     100.00     100.00    100.00     100.00     100.00
March 15, 2004.....................   100.00     100.00     100.00    100.00     100.00     100.00
April 15, 2004.....................   100.00     100.00     100.00    100.00     100.00     100.00
May 15, 2004.......................   100.00     100.00     100.00    100.00     100.00     100.00
June 15, 2004......................   100.00     100.00     100.00    100.00     100.00     100.00
July 15, 2004......................   100.00     100.00     100.00    100.00     100.00     100.00
August 15, 2004....................   100.00     100.00     100.00    100.00     100.00     100.00
September 15, 2004.................   100.00     100.00     100.00    100.00     100.00     100.00
October 15, 2004...................   100.00     100.00     100.00    100.00     100.00     100.00
November 15, 2004..................   100.00     100.00     100.00    100.00     100.00     100.00
December 15, 2004..................   100.00     100.00     100.00    100.00     100.00     100.00
January 15, 2005...................   100.00     100.00     100.00    100.00     100.00     100.00
February 15, 2005..................   100.00     100.00     100.00    100.00     100.00     100.00
March 15, 2005.....................   100.00     100.00     100.00    100.00     100.00     100.00
April 15, 2005.....................   100.00     100.00     100.00    100.00     100.00     100.00
May 15, 2005.......................   100.00     100.00     100.00    100.00     100.00     100.00
June 15, 2005......................   100.00     100.00     100.00    100.00     100.00     100.00
July 15, 2005......................   100.00     100.00     100.00    100.00     100.00     100.00
August 15, 2005....................   100.00     100.00     100.00    100.00     100.00     100.00
September 15, 2005.................   100.00     100.00     100.00    100.00     100.00      96.85
October 15, 2005...................   100.00     100.00     100.00    100.00     100.00      85.77
November 15, 2005..................   100.00     100.00     100.00    100.00     100.00      75.29
December 15, 2005..................   100.00     100.00     100.00    100.00      98.79      65.41
January 15, 2006...................   100.00     100.00     100.00    100.00      88.93      56.13
February 15, 2006..................   100.00     100.00     100.00     99.83      79.56      47.47
March 15, 2006.....................   100.00     100.00     100.00     90.44      70.68      39.42
April 15, 2006.....................   100.00     100.00     100.00     82.13      62.73      32.04
May 15, 2006.......................   100.00     100.00      92.39     74.16      55.18      25.18
June 15, 2006......................   100.00     100.00      84.31     66.54      48.05      18.84
July 15, 2006......................   100.00     100.00      76.52     59.27      41.33      13.01
August 15, 2006....................   100.00      92.86      69.02     52.36      35.04       8.32
September 15, 2006.................   100.00      84.75      61.82     45.81      29.17       3.96
October 15, 2006...................   100.00      76.85      54.92     39.61      23.73       0.00
November 15, 2006..................   100.00      69.16      48.31     33.78      18.71       0.00
December 15, 2006..................    92.35      61.68      42.01     28.32      14.14       0.00
January 15, 2007...................    83.15      54.41      36.02     23.23       9.99       0.00
February 15, 2007..................    74.04      47.36      30.32     18.50       6.29       0.00
March 15, 2007.....................    67.81      42.32      26.05     14.76       3.10       0.00
April 15, 2007.....................    61.64      37.43      21.98     11.26       0.19       0.00
May 15, 2007.......................    55.51      32.68      18.11      8.00       0.00       0.00
June 15, 2007......................    49.44      28.07      14.44      4.98       0.00       0.00
July 15, 2007......................    43.41      23.60      10.97      2.21       0.00       0.00
August 15, 2007....................    37.44      19.28       7.71      0.00       0.00       0.00
September 15, 2007.................    31.52      15.11       4.65      0.00       0.00       0.00
October 15, 2007...................    25.65      11.08       1.80      0.00       0.00       0.00
November 15, 2007..................    19.84       7.20       0.00      0.00       0.00       0.00
December 15, 2007..................    14.08       3.47       0.00      0.00       0.00       0.00
January 15, 2008...................     8.37       0.00       0.00      0.00       0.00       0.00
February 15, 2008..................     2.72       0.00       0.00      0.00       0.00       0.00
March 15, 2008.....................     1.30       0.00       0.00      0.00       0.00       0.00
April 15, 2008.....................     0.00       0.00       0.00      0.00       0.00       0.00
May 15, 2008.......................     0.00       0.00       0.00      0.00       0.00       0.00
June 15, 2008......................     0.00       0.00       0.00      0.00       0.00       0.00
July 15, 2008......................     0.00       0.00       0.00      0.00       0.00       0.00
August 15, 2008....................     0.00       0.00       0.00      0.00       0.00       0.00
September 15, 2008.................     0.00       0.00       0.00      0.00       0.00       0.00
October 15, 2008...................     0.00       0.00       0.00      0.00       0.00       0.00
November 15, 2008..................     0.00       0.00       0.00      0.00       0.00       0.00
December 15, 2008..................     0.00       0.00       0.00      0.00       0.00       0.00
January 15, 2009...................     0.00       0.00       0.00      0.00       0.00       0.00
Weighted Average Life (years) (1)..     3.95       3.65       3.39      3.19       2.96       2.61
Weighted Average Life to Call
(years) (1) (2)....................     3.79       3.42       3.17      3.00       2.77       2.46
Earliest Optional Call Date........  Jul 2007   Feb 2007  Nov 2006   Sep 2006   Jun 2006   Feb 2006

--------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

  Percent of Initial Certificate Principal Balance at Various ABS Percentages



                                                                    Class B Certificates
Payment Date                                    0.50%      1.00%      1.30%     1.50%      1.70%      2.00%
------------                                    -----      -----      -----     -----      -----      -----
Closing Date................................     100.00%    100.00%    100.00%   100.00%    100.00%    100.00%
August 15, 2003.............................     100.00     100.00     100.00    100.00     100.00     100.00
September 15, 2003..........................     100.00     100.00     100.00    100.00     100.00     100.00
October 15, 2003............................     100.00     100.00     100.00    100.00     100.00     100.00
November 15, 2003...........................     100.00     100.00     100.00    100.00     100.00     100.00
December 15, 2003...........................     100.00     100.00     100.00    100.00     100.00     100.00
January 15, 2004............................     100.00     100.00     100.00    100.00     100.00     100.00
February 15, 2004...........................     100.00     100.00     100.00    100.00     100.00     100.00
March 15, 2004..............................     100.00     100.00     100.00    100.00     100.00     100.00
April 15, 2004..............................     100.00     100.00     100.00    100.00     100.00     100.00
May 15, 2004................................     100.00     100.00     100.00    100.00     100.00     100.00
June 15, 2004...............................     100.00     100.00     100.00    100.00     100.00     100.00
July 15, 2004...............................     100.00     100.00     100.00    100.00     100.00     100.00
August 15, 2004.............................     100.00     100.00     100.00    100.00     100.00     100.00
September 15, 2004..........................     100.00     100.00     100.00    100.00     100.00     100.00
October 15, 2004............................     100.00     100.00     100.00    100.00     100.00     100.00
November 15, 2004...........................     100.00     100.00     100.00    100.00     100.00     100.00
December 15, 2004...........................     100.00     100.00     100.00    100.00     100.00     100.00
January 15, 2005............................     100.00     100.00     100.00    100.00     100.00     100.00
February 15, 2005...........................     100.00     100.00     100.00    100.00     100.00     100.00
March 15, 2005..............................     100.00     100.00     100.00    100.00     100.00     100.00
April 15, 2005..............................     100.00     100.00     100.00    100.00     100.00     100.00
May 15, 2005................................     100.00     100.00     100.00    100.00     100.00     100.00
June 15, 2005...............................     100.00     100.00     100.00    100.00     100.00     100.00
July 15, 2005...............................     100.00     100.00     100.00    100.00     100.00     100.00
August 15, 2005.............................     100.00     100.00     100.00    100.00     100.00     100.00
September 15, 2005..........................     100.00     100.00     100.00    100.00     100.00     100.00
October 15, 2005............................     100.00     100.00     100.00    100.00     100.00     100.00
November 15, 2005...........................     100.00     100.00     100.00    100.00     100.00     100.00
December 15, 2005...........................     100.00     100.00     100.00    100.00     100.00     100.00
January 15, 2006............................     100.00     100.00     100.00    100.00     100.00     100.00
February 15, 2006...........................     100.00     100.00     100.00    100.00     100.00     100.00
March 15, 2006..............................     100.00     100.00     100.00    100.00     100.00     100.00
April 15, 2006..............................     100.00     100.00     100.00    100.00     100.00     100.00
May 15, 2006................................     100.00     100.00     100.00    100.00     100.00     100.00
June 15, 2006...............................     100.00     100.00     100.00    100.00     100.00     100.00
July 15, 2006...............................     100.00     100.00     100.00    100.00     100.00     100.00
August 15, 2006.............................     100.00     100.00     100.00    100.00     100.00     100.00
September 15, 2006..........................     100.00     100.00     100.00    100.00     100.00     100.00
October 15, 2006............................     100.00     100.00     100.00    100.00     100.00      99.43
November 15, 2006...........................     100.00     100.00     100.00    100.00     100.00      68.99
December 15, 2006...........................     100.00     100.00     100.00    100.00     100.00      41.33
January 15, 2007............................     100.00     100.00     100.00    100.00     100.00      16.47
February 15, 2007...........................     100.00     100.00     100.00    100.00     100.00       7.91
March 15, 2007..............................     100.00     100.00     100.00    100.00     100.00       0.00
April 15, 2007..............................     100.00     100.00     100.00    100.00     100.00       0.00
May 15, 2007................................     100.00     100.00     100.00    100.00      79.92       0.00
June 15, 2007...............................     100.00     100.00     100.00    100.00      60.63       0.00
July 15, 2007...............................     100.00     100.00     100.00    100.00      43.70       0.00
August 15, 2007.............................     100.00     100.00     100.00     97.41      29.16       0.00
September 15, 2007..........................     100.00     100.00     100.00     78.64      17.02       0.00
October 15, 2007............................     100.00     100.00     100.00     61.92       7.97       0.00
November 15, 2007...........................     100.00     100.00      93.13     47.29       3.37       0.00
December 15, 2007...........................     100.00     100.00      73.12     34.73       0.00       0.00
January 15, 2008............................     100.00      99.14      54.86     24.29       0.00       0.00
February 15, 2008...........................     100.00      70.89      38.36     15.96       0.00       0.00
March 15, 2008..............................     100.00      62.93      32.76     11.97       0.00       0.00
April 15, 2008..............................      99.16      55.27      27.57      8.49       0.00       0.00
May 15, 2008................................      87.69      47.91      22.79      5.50       0.00       0.00
June 15, 2008...............................      76.34      40.84      18.44      3.01       0.00       0.00
July 15, 2008...............................      65.09      34.09      14.51      1.04       0.00       0.00
August 15, 2008.............................      53.96      27.63      11.01      0.00       0.00       0.00
September 15, 2008..........................      42.94      21.48       7.94      0.00       0.00       0.00
October 15, 2008............................      32.03      15.64       5.30      0.00       0.00       0.00
November 15, 2008...........................      21.24      10.11       3.09      0.00       0.00       0.00
December 15, 2008...........................      10.56       4.90       1.33      0.00       0.00       0.00
January 15, 2009............................       0.00       0.00       0.00      0.00       0.00       0.00
Weighted Average Life (years) (1)...........       5.13       4.88       4.65      4.38       4.01       3.42
Weighted Average Life to Call (years) (1) (2)      3.98       3.56       3.31      3.14       2.89       2.56
Earliest Optional Call Date.................   Jul 2007   Feb 2007  Nov 2006   Sep 2006   Jun 2006   Feb 2006

--------------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each principal payment on a certificate by the number of years from the date of the issuance of the certificate to the related payment date, (b) adding the results and (c) dividing the sum by the related initial certificate balance of the certificate.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


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